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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) January 26, 2004

                          The A Consulting Team, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          New York                      0-22945                   13-3169913
----------------------------        ----------------         -------------------
(State or Other Jurisdiction        (Commission File           (IRS Employer of
       Incorporation)                   Number)              Identification No.)

            200 Park Avenue South, New York, New York     10003
            -----------------------------------------   ----------
            (Address of Principal Executive Offices)    (Zip Code)

       Registrant's telephone number, including area code (212) 979-8228


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         A description of an event affecting the Registrant is set forth in the Registrant's press release dated January 26, 2004 attached hereto as Exhibit Number 99 which is incorporated by reference herein in its entirety.

Item 7.  Exhibits.

               Exhibits                   Description
               --------                   -----------

                  99          Press Release Issued January 26, 2004

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        The A Consulting Team, Inc.
                                        ---------------------------
                                                Registrant


Date: January 27, 2004

                                        By:  /s/ Richard D. Falcone
                                             -----------------------------------
                                             Name:  Richard D. Falcone
                                             Title: Treasurer and Chief
                                                    Financial Officer


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                                 Exhibit Index

               Exhibits                   Description
               --------                   -----------

                  99          Press Release Issued January 26, 2004